EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly Report on Form 10-QSB of BrainStorm Cell Therapeutics Inc. (the "Company") for the period ended December 31, 2005, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Quarterly Report on Form 10-QSB for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Quarterly Report on Form 10-QSB for the period ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

       February 6, 2006              /s/ David Stolick
                                         -----------------------------------
                                         Name:  David Stolick
                                         Title: Chief Financial Officer
                                                (Principal Financial Officer)